Exhibit 10.13.3

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT ("Agreement"), dated **April 28th, 2021**, by and among **BENWORTH CAPITAL PARTNERS, LLC, a Florida limited liability company** ("Lender"), **MCA NAPLES, LLC, a Tennessee limited liability company** (the "Borrower"), **JAMES WALESA**, (collectively the "Subordinating Creditors").

RECITALS: and

WHEREAS, Lender has made or will make a loan to the Borrower in the original principal sum of **FOUR MILLION FIVE HUNDRED FIFTY THOUSAND AND 00/100TH DOLLARS ($4,550,000.00)** which sum is or shall be evidenced by a promissory note (the "Note") from Borrower to Lender.

WHEREAS, the aforesaid loan of **FOUR MILLION FIVE HUNDRED FIFTY THOUSAND AND 00/100TH DOLLARS ($4,550,000.00)** and all such additional credit extended to the Borrower, together with all other indebtedness, obligations and liabilities of every kind and nature of Borrower to Lender, and all renewals, modifications, extensions and enlargements of any and all of the foregoing, howsoever evidenced, whether now existing or hereafter created or arising, shall hereinafter be collectively referred to as the "Loan."

WHEREAS, Borrower has or will also execute certain other documents in connection with the Loan including, but not limited to, the Note; Mortgage; Loan Agreement; Assignment of Leases and Rents; Loan Commitment Letter; Closing Affidavit; Resolutions; Incumbency Certificates (collectively the "Loan Documents")

WHEREAS, the Subordinating Creditors are officers, agents, employees, directors, members or partners of the Borrower, or are otherwise connected with the Borrower in such manner that they are enjoying or will enjoy substantial benefits from the Loan.

NOW, THEREFORE, as a material inducement to the Lender to make the Loan to the Borrower, and in consideration of the benefits accruing to the Subordinating Creditors by reason of the Loan, the parties hereto, jointly and severally, agree as follows:

1. The foregoing recitals are hereby incorporated into this Agreement and the parties covenant and agree with each other that the representations set forth herein are true and correct in all material respects.

2. The Borrower agrees that while any part of the Loan from the Lender remains unpaid it will not satisfy or make any payments upon any debts, claims, redemption rights, or loan obligations of any type whatsoever (collectively the "Subordinating Creditors' Claims") to the

Subordinating Creditors whether existing at the time of the making of this Agreement or at anytime hereafter.

3. The Borrower agrees that should it make any payment in contravention of paragraph 2 hereof while any part of the Loan from the Lender remains unpaid, such payment shall be an Event of Default (as defined in the Loan Agreement), and, at the election of Lender, the maturity of the Loan shall be accelerated and the entire unpaid principal sum thereof, and any accumulated interest thereon, shall become immediately due and payable, and Lender shall be entitled to exercises any and all rights and remedies available under the Loan Documents.

4. The Subordinating Creditors agree that they will not accept or receive from the Borrower any payment made by the Borrower in contravention of paragraph 2 hereof, nor will they make any transfer of the Subordinating Creditors' Claims to third parties not a party to this agreement or take any other action designed to secure indirectly from the Borrower the payment of any sums in contravention of paragraph 2 hereof.

5. The Subordinating Creditors agree that should any of them accept or receive any payment from the Borrower in contravention of paragraph 4 hereof, the Subordinating Creditors so accepting or receiving such payment shall hold same in trust for the Lender and agree that they shall have absolutely no rights in or to or dominion over such payments except to pay them promptly to the Lender and the Subordinating Creditors hereby covenant to do so, and until such payments are received by the Lender, the Subordinating Creditors shall be personally liable to the Lender for same, together with all attorneys' fees and costs incurred by the Lender in collecting such payments from the Subordinating Creditors.

6. The Subordinating Creditors hereby, jointly and severally, subordinate all of its respective right, title and interest in the Subordinating Creditors' Claims to the lien, operation and effect of Lender's interest in the Note, including all Loan Documents which evidence and secure the Note.

7. The Subordinating Creditors agree that any and all of the Subordinating Creditors' Claims shall be deemed subordinate to the Loan and all claims of the Lender against the Borrower, and in the event of the liquidation of the Borrower or distribution of its assets, the Loan shall be satisfied and discharged before the Subordinating Creditors receive any distributive share or payment on account of the Subordinating Creditors' Claims, and in order to enable the Lender to enforce its rights hereunder in any such action or proceeding, the Lender is hereby irrevocably authorized and empowered in its discretion to make and present, for and on behalf of the Subordinating Creditors, such proofs or claims against the Borrower on account of the Subordinating Creditors' Claims hereby subordinated as the Lender may deem expedient or proper, and to vote such proofs or claims in any such proceedings, and to receive and collect any and payments or disbursements made thereon in whatever form the same may be paid or issued, and to apply same on account of the Loan in such order as Lender may elect; and the Subordinating Creditors further (severally) agree(s) to execute and deliver to the Lender such assignment(s) or other instruments as may be required by the Lender in order to enable it to enforce any and all such

Subordinating Creditors' Claims and to collect any and all payments or disbursements which may be made at any time on account of all or any portion of the Subordinating Creditors' Claims hereby subordinated.

8. Irrespective of the maturity date of any of the Subordinating Creditors' Claims, the Subordinating Creditors hereby expressly waive any and all rights to payment by the Borrower of any and all of the Subordinating Creditors' Claims prior to repayment in full of the Loan to the Lender.

9. The Subordinating Creditors hereby expressly waive all notices with respect to the creation, renewal, modification, extension or enlargement of the Loan.

10. Notwithstanding anything in this Agreement to the contrary, the Subordinating Creditors and the Borrower further agree that if after the payment in full of the Loan and while this Subordination Agreement remains in force, the Borrower again becomes liable to the Lender on account of any new indebtedness, liabilities, or obligations, this Agreement shall continue to be effective with respect to any such new indebtedness, liabilities, or obligations of Borrower to Lender then in existence or thereafter created, without the necessity of any further act, agreement or writing by and among the Subordinating Creditors, the Borrower and the Lender, or any of them, and all references to the "Loan" herein shall be equally applicable with respect to any such new indebtedness, liabilities or obligations.

11. This Agreement shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Florida.

12. No right, power or remedy of Lender as provided in this Agreement is intended to be exclusive of any other right, power, or remedy of Lender provided in any Loan Document executed in connection with the Loan, but each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power or remedy available to Lender now or hereafter existing at law or in equity and may be pursued separately, successively or together at the sole discretion of Lender. The delay or failure of Lender to exercise any right, power or remedy shall in no event be construed as a waiver or release thereof. No waiver of any breach of this Agreement shall extend to or affect any subsequent or other breach then existing, or impair any rights, powers, or remedies consequent thereon, and no delay or omission of Lender to exercise any right, power, or remedy shall be construed to waive any such breach or to constitute acquiescence therein.

13. This Agreement shall be binding upon the Borrower and the Subordinating Creditors and their respective heirs, successors and assigns and shall inure to the benefit of the Lender, its successors and assigns.

SUBORDINANTING CREDITORS:

JAMES WALESA

BORROWER:

MCA NAPLES, LLC,
a Tennessee limited liability company

By: JAMES WALESA, its President